REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of November 16th, 2006 by and between SuperCom Ltd., an Israeli corporation (the “Company”), and ___________________________ (“Investor”).

This Agreement is made pursuant to the Subscription Agreement, dated as of the date hereof, between the Company and Investor (the “Subscription Agreement”). All capitalized terms used but not defined herein shall bear the meaning ascribed to them in the Subscription Agreement.

The parties hereby agree as follows:

1. Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

“Business Day” means a day, other than a Friday or Saturday, on which banks in Israel are open for the general transaction of business.

“Ordinary Shares” shall mean the Company’s Ordinary Shares, par value NIS0.01 per share, and any securities into which such Ordinary Shares may hereinafter be reclassified.

“Prospectus” shall mean (i) any preliminary or final prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 163 under the 1933 Act.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” shall mean the Ordinary Shares underlying and reserved for issuance as both (i) Convertible Bond Shares, and (ii) the Warrant Shares, and (iii) any other securities issued or issuable with respect to any of the securities referenced in (i) or (ii) above, whether issued or issuable.

“Registration Statement” shall mean any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“SEC” means the U.S. Securities and Exchange Commission.

“1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2. Registration.

(a)  Demand Registration.

(i) From the date of this Agreement until the earlier of (i) the four (4) year anniversary of the Closing Date, or (ii) such date that all Registrable Securities held or entitled to be held upon exercise by Investor may be sold under Rule 144(k) (or any successor rule)(the “Registration Period”), Investor may make up to two (2) requests for registration of its Registrable Securities (“Demand Request”); provided, however, that the Company shall not be obligated to file any Registration Statement pursuant to a Demand Request in which the anticipated aggregate offering amount of such registration does not exceed $750,000. Upon receipt of a Demand Request, the Company shall prepare and file with the SEC as soon as commercially reasonable, but in any event within ninety (90) calendar days of the Demand Request) a registration statement on Form F-1 (or, if Form F-1 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities) covering the resale of the Registrable Securities. The Company shall use its commercially reasonable efforts to cause such registration statement to become effective and keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed.

(ii) Notwithstanding the foregoing obligations, if the Company furnishes to Investor a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Company’s Board of Directors it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing for a period of not more than one hundred and twenty (120) days after receipt of the request of Investor pursuant to Section 2(a)(i) above, provided, however, that such right to defer a request shall be exercised by the Company not more than once in any twelve (12)-month period; provided, further, that the Company shall not register other shares during such deferral period; and provided, further, that if Investor disapproves of the deferral of the registration, it may elect to withdraw its request by written notice to the Company, in which case such registration, if effected, shall not be counted for the purposes of this Section 2(a). Additionally, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to a Demand Request during the period that is sixty (60) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is one hundred eighty (180) days after the effective date of, a separate Company-initiated registration, provided, that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective and provided, further, that the Company shall not register other shares during such period.

(b) Piggyback Registration.

(i) During the Registration Period, if the Company proposes, at any time after the lapse of a ninety (90)-day period following the Closing Date, to register any of its securities (other than a registration statement on Form S-8 or any equivalent or successor form), for its own account or for the account of any other person, it shall give notice to Investor of such intention. Upon the written request of Investor, given within twenty (20) days after receipt of any such notice, the Company shall include in such registration all of the Registrable Securities (as defined below) indicated in such request, so as to permit the disposition of the shares so registered in the manner requested by Investor.

(ii) Notwithstanding any other provision of this Section 2(b), with respect to an underwritten public offering by the Company, if the managing underwriter advises the Company in writing that marketing or other factors require a limitation of the number of shares to be underwritten, then there shall be excluded from such registration and underwriting to the extent necessary to satisfy such limitation, Registrable Securities held by Investor and by other shareholders of the Company who are entitled to have their shares included in such registration, pro rata among them to the extent necessary to satisfy such limitation. Investor shall agree not to sell any Registrable Securities included in the underwritten public offering for such period as may be required by the managing underwriter. Notwithstanding the provisions of this Section 2(b)(ii), the Company shall have the right at any time after it shall have given notice to Investor, to elect not to file any such proposed registration statement.

(c) Expenses. The Company will pay all expenses associated with each registration, including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws and listing fees, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

(d)  Investor Information. Notwithstanding anything herein to the contrary, the Company’s obligations hereunder shall be suspended with respect to the Registrable Securities in the event that Investor fails to provide promptly to the Company such information as the Company may reasonably request at any time, provided that the Company shall request such information only to the extent required to enable the Company to comply with any applicable law or regulation or to facilitate preparation of a Registration Statement.

(e)  Suspension

 (i) Subject to Section 2(e)(ii) below, in the event of: (1) any request by the SEC or any other U.S. federal or state governmental authority during the Effectiveness Period for amendments or supplements to a Registration Statement or related prospectus or for additional information, (2) the issuance by the SEC or any other U.S. federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (3) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, or (4) any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, then the Company shall deliver a certificate in writing to Investor (“Suspension Notice”) to the effect of the foregoing (which notice will not disclose the content of any material non-public information and will indicate the date of the beginning and end of the intended period of suspension, if known), and, upon receipt of such Suspension Notice, Investor will discontinue disposition of Registrable Securities covered by the Registration Statement or Prospectus (“Suspension”) until Investor's receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until Investor is advised in writing by the Company that the current Prospectus may be used, and have received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus. In the event of any Suspension, the Company will use its commercially reasonable efforts to cause the use of the Prospectus so suspended to be resumed as soon as possible after delivery of a Suspension Notice to Investor. The Suspension and Suspension Notice described in this Section 2(e)(ii) shall be held by Investor in strictest confidence and shall not be disclosed by Investor.

(ii) Provided that a Suspension is not then in effect, Investor may sell Registrable Securities under the Registration Statement, provided that Investor arranges for delivery of a current Prospectus to the transferee of such Registrable Securities to the extent such delivery is required by applicable law. In the event of a sale of Registrable Securities by Investor, Investor must also deliver to the Company's transfer agent, with a copy to the Company, a certificate of subsequent sale reasonably satisfactory to the Company, so that ownership of the Registrable Securities may be properly transferred. The Company will cooperate to facilitate the timely preparation and delivery of certificates (unless otherwise required by applicable law) representing Registrable Securities sold.

3. Company Obligations. The Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

(a)  prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the applicable periods and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby;

(b)  furnish to Investor (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than four (4) Business Days after the filing date, receipt date or sending date, as the case may be) one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement if and to the extent the Company deems such information to be applicable to Investor (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Investor that are covered by the related Registration Statement;

(c) furnish, at the request of Investor upon requesting registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, a copy of an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to Investor requesting registration of Registrable Securities;

(d) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Investor shall also enter into and perform its obligations under such an agreement;

(e)  use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

(f)  prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with Investor and its counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by Investor and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(f), or (iii) file a general consent to service of process in any such jurisdiction;

(g)  use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

(h)  immediately notify Investor, at any time prior to the end of the effectiveness, upon discovery that, or upon the happening of any event as a result of which, the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare, file with the SEC and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

(j)  With a view to making available to Investor the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit Investor to sell Ordinary Shares to the public without registration, the Company covenants and agrees to use its commercially reasonable efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Registrable Securities may be resold pursuant to Rule 144(k) or any other rule of similar effect or (B) such date as all of the Registrable Securities shall have been resold; and (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; and (iii) furnish to Investor, so long as Investor owns Registrable Securities, forthwith upon request (A) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after one hundred and twenty (120) days after the effective date of the first registration statement filed by the Company), the 1933 Act and the 1934 Act (at any time after it has become subject to such reporting requirements) and (B) such other information as may be reasonably requested in order to avail Investor of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

4. Information. The Company shall not disclose material nonpublic information to Investor, or to advisors to or representatives of Investor, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides Investor, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and Investor, if it wishes to obtain such information, enters into an appropriate confidentiality agreement with the Company with respect thereto.

5. Obligations of Investor.

(a)  Investor shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least ten (10) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify Investor of the information the Company requires from Investor to have any of the Registrable Securities included in the Registration Statement. Investor shall provide such information to the Company at least three (3) Business Days prior to the first anticipated filing date of such Registration Statement to have any of the Registrable Securities included in the Registration Statement.

(b)  Investor, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder.

(c)  Investor agrees that, upon receipt of any notice from the Company of either (i) the commencement of the applicable suspension pursuant to Section 2(e) above, or (ii) the happening of an event pursuant to Section 3(h) hereof, Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until Investor is advised by the Company that such dispositions may again be made.

(d)  Investor represents, warrants and covenants that neither it nor any affiliate thereof is or has engaged, or will engage, in (i) any "short sales" (as such term is defined in Rule 200 promulgated under the Exchange Act) of the Registrable Securities, including, without limitation, the maintaining of any short position with respect to, establishing or maintaining a "put equivalent position" (within the meaning of Rule 16a-1(h) under the Exchange Act) with respect to, entering into any swap, derivative transaction or other arrangement (whether any such transaction is to be settled by delivery of Ordinary Shares, other securities, cash or other consideration) that transfers to another, in whole or in part, any economic consequences or ownership, or otherwise dispose of, any of the Registrable Securities or (ii) any hedging transaction which establishes a net short position with respect to the Registrable Securities.

6. Indemnification.

(a)Indemnification by the Company. The Company will indemnify and hold harmless Investor and its officers, directors, employees and agents, successors and assigns, and each other person, if any, who controls Investor within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such Registration in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on Investor’s behalf and will reimburse Investor, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by Investor or any such controlling person in writing specifically for use in such Registration Statement or Prospectus; or (ii) the use of an outdated or defective Prospectus after the Company has notified Investor in writing that the Prospectus is outdated or defective pursuant to Section 2(e) or Section 3(h) above.

(b)Indemnification by Investor. Investor agrees to indemnify and hold harmless the Company, its directors, officers, employees, agents, successors and assigns, and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement or alleged untrue statement of a material fact or any omission or alleged ommission of a material fact required to be stated in the Registration Statement or Prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission is contained in information furnished in writing by Investor to the Company specifically for inclusion in such Registration Statement or preliminary Prospectus or Prospectus or amendment or supplement thereto. In no event shall the liability of Investor be greater in amount than the dollar amount of the proceeds (net of all expense paid by Investor in connection with any claim relating to this Section 6 and the amount of any damages Investor has otherwise been required to pay by reason of such untrue statement or omission) received by Investor upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation. For the avoidance of doubt, the provisions of this Section 6(b) will remain in full force and effect and survive the sale by Investor of the Registrable Securities covered by the Registration Statement.

(c)  Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d)  Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 6 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

7. Miscellaneous.

(a)  Amendments and Waivers. This Agreement may be amended only by a writing signed by the Company and Investor. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of Investor.

(b)  Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 4.1 of the Subscription Agreement.

(c)  Assignments and Transfers. This Agreement may not be assigned by either party (whether by operation of law or otherwise) without the prior written consent of the other party, provided, however, that each party may assign its rights and delegate its duties hereunder to any surviving or successor entity in connection with a merger or consolidation with such surviving or successor entity, or a sale, transfer or other disposition of all or substantially all of the such party’s assets to another entity after notice duly given to the other party.

(d)  Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(e)  Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(f)  Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(g)  Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(h)  Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(i)  Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(j)  Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Israel, without reference to the choice of law principles thereof. The Company and Investor consent to and hereby submit to the exclusive jurisdiction of the suitable court in Tel-Aviv Jaffa.

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

[Investor] By: Name: Title: SUPERCOM LTD. By: Name: Title: